UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2006

KANBAY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50849	36-4387594
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	6400 Shafer Court, Suite 100	60018
	Rosemont, Illinois	(Zip Code)
(Address of principal executive offices)

847-384-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 26, 2006, Kanbay International, Inc., a Delaware corporation (the “Company” or “Kanbay”), entered into a definitive merger agreement (the “Merger Agreement”) with Cap Gemini SA, a société anonyme organized under the laws of France (“Cap Gemini”), and Capgemini Financial Services, Inc., a Delaware corporation and wholly owned subsidiary of Cap Gemini (“Merger Sub”), providing for the acquisition of the Company by Cap Gemini.  Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Cap Gemini (the “Surviving Corporation”).

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger, each outstanding share of common stock of the Company (the “Common Stock”), will be converted into the right to receive an amount in cash equal to $29.00 per share (the “Merger Consideration”), without interest.

In addition, at the effective time of the Merger, all outstanding vested stock options of the Company will be converted into the right to receive an amount in cash equal to the product of (i) the number of shares of Common Stock underlying such options and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such options.  All outstanding unvested restricted stock grants of the Company will be assumed by the Surviving Corporation and converted into the right to receive, at the time such restricted stock would have vested under the applicable restricted stock grant, an amount per share in cash equal to the Merger Consideration, subject to certain conditions.  All outstanding unvested stock options of the Company will be assumed by the Surviving Corporation and converted into the right to receive, at the time such unvested stock options would have vested under the relevant Company stock option plan, an amount in cash equal to the product of (a) the number of shares of Common Stock underlying such options and (b) the excess, if any, of the Merger Consideration over the per share exercise price of such options, subject to certain conditions.

The Merger has been approved by the Company’s board of directors.  The consummation of the Merger is subject to the approval of the Company’s stockholders, receipt of approval under applicable antitrust laws and other relevant regulatory authorities, and other closing conditions.  The closing date for the Merger, and the date for the special meeting of the Company’s stockholders to vote on the Merger, have not been determined.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company may be required to pay Cap Gemini a termination fee of $35,673,508, plus all reasonable third-party fees and expenses incurred by Cap Gemini in connection with the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Kanbay and Cap Gemini issued a joint press release, dated October 26, 2006, regarding the Merger Agreement and the proposed Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition of Kanbay by Cap Gemini and the required stockholder approval, Kanbay intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement.  The definitive proxy statement will be mailed to the stockholders of Kanbay.  KANBAY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

ACQUISITION AND KANBAY.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Kanbay by going to Kanbay’s Investors page on its corporate website at www.kanbay.com.

Kanbay and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Kanbay’s stockholders with respect to the proposed acquisition. Information about Kanbay’s executive officers and directors and their ownership of Kanbay common stock is set forth in the proxy statement for Kanbay’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2006.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Kanbay and its respective executive officers and directors in the proposed acquisition by reading the preliminary and definitive proxy statements regarding the proposed acquisition, which will be filed by Kanbay with the SEC.

In addition, Cap Gemini and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the stockholders of Kanbay in connection with the transaction described herein.  Information regarding the special interests of these directors and executive officers will be included in the proxy statement to be circulated in connection with the transaction.  Additional information regarding these directors and executive officers is also included in Cap Gemini’s information statements and publicly available reports.  These documents are available from Cap Gemini at www.capgemini.com, by mail at 11, rue de Tilsitt, Paris 75017, France or by phone at 33-1-47-54-5400.

Item 2.02.                                          Results of Operations and Financial Condition.*

On October 26, 2006, Kanbay issued a press release announcing financial results for its fiscal quarter ended September 30, 2006.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 26, 2006 by and among Cap Gemini SA, Capgemini Financial Services, Inc. and Kanbay International, Inc.

99.1	Press Release issued jointly by Kanbay International, Inc. and Cap Gemini SA, dated October 26, 2006.

99.2*	Press Release issued by Kanbay International, Inc. dated October 26, 2006, announcing financial results for its fiscal quarter ended September 30, 2006.

*                                   The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANBAY INTERNATIONAL, INC.

Dated: October 26, 2006	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 26, 2006 by and among Cap Gemini SA, Capgemini Financial Services, Inc. and Kanbay International, Inc.

99.1	Press Release issued jointly by Kanbay International, Inc. and Cap Gemini SA, dated October 26, 2006.

99.2*	Press Release issued by Kanbay International, Inc. dated October 26, 2006, announcing financial results for its fiscal quarter ended September 30, 2006.

*                                   The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.